May 10, 2023 First Quarter 2023 Earnings Supplemental

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2022, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

FINANCIAL SUMMARY ▪ GAAP net (loss)* of $(37.5) million, or $(0.72) per basic share, inclusive of a $(46.4) million, or $(0.89) per basic share, provision for credit losses. ▪ Distributable Earnings** of $10.7 million, or $0.20 per basic share. ▪ Book value per common share of $14.08, inclusive of $(2.54) per common share CECL reserve. ▪ Common stock dividend per share of $0.20; Series A preferred dividend per share of $0.4375. PORTFOLIO ACTIVITY ▪ Funded $17.3 million on existing loan commitments. ▪ Realized $59.5 million of total UPB in loan repayments, principal paydowns and amortization. PORTFOLIO OVERVIEW ▪ $3.5 billion in total commitments across 88 loan investments comprised of over 99% senior loans with a weighted average stabilized LTV of 62.9%† and portfolio yield of 8.0%††; over 98% floating rate. ▪ Total CECL reserve of approx. $133.0 million, or 3.8% of total portfolio commitments. ▪ Weighted average portfolio risk rating of 2.6 as of March 31, 2023. ▪ Well positioned portfolio with approx. 85% risk ranked 3 or better. CAPITALIZATION & LIQUIDITY ▪ Accretively repurchased 1.0 million common shares for a total of $5.1 million, resulting in book value accretion of approx. $0.19 per share. ▪ Successfully refinanced GPMT 2019-FL2 CRE CLO, retiring inefficient liabilities and releasing approx. $85 million in net proceeds. ▪ Increased borrowing capacity of the JPMorgan financing facility to $425 million. ▪ Ended Q1 with over $220 million in unrestricted cash and total leverage ratio of 2.5x. SUBSEQUENT EVENTS ▪ So far in Q2, funded $4.7 million on existing loan commitments and received $75.3 million in loan payoffs. ▪ Extended the maturity of the Morgan Stanley financing facility to June 2024 and adjusted the borrowing capacity to $475 million. ▪ As of May 9th, carried over $215 million in unrestricted cash. First Quarter 2023 Results 3* Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix. †† See definition in the appendix. Includes nonaccrual loans.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $22.9 (Provision) for Credit Losses $(46.4) Gain on Extinguishment of Debt $0.2 Operating Expenses $(10.6) Dividends on Preferred Stock $(3.6) GAAP Net (loss)* $(37.5) Basic Wtd. Avg. Common Shares 52,308,380 Diluted Wtd. Avg. Common Shares 52,308,380 Net (loss) Per Basic Share $(0.72) Net (loss) Per Diluted Share $(0.72) Common Dividend Per Share $0.20 Preferred Dividend Per Share $0.4375 First Quarter 2023 Financial Summary 4* See definition in the appendix. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $223.4 Loans Held-for-Investment, net $3,182.4 Repurchase Facilities $1,191.6 Securitized (CLO) Debt $1,039.4 Secured Credit Facility $100.0 Asset-Specific Financing $45.8 Senior Unsecured Convertible Notes $131.1 Preferred Equity $205.7 Common Equity $725.6 Total Stockholders’ Equity $931.3 Common Shares Outstanding 51,526,039 Book Value Per Common Share $14.08

$14.86 $14.08 $0.23 $(0.89) $(0.07) $(0.20) $(0.04) $0.19 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 12/31/2022 Pre-Provision Earnings (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Equity Compensation Share Repurchase 3/31/2023 Key Drivers of First Quarter 2023 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(37.5) million, or $(0.72) per basic share, inclusive of a $(46.4) million, or $(0.89) per basic share, of provision for credit losses. • Distributable Earnings** of $10.7 million, or $0.20 per basic share. • Q1 2023 book value per common share of $14.08, inclusive of $(2.54) per common share total CECL reserve. • Accretively repurchased 1.0 million common shares, resulting in book value accretion of approx. $0.19 per share. 5 BO O K VA LU E WA L K P E R S H A R E * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix.

7.8% 51.4% 25.3% 7.3% 8.2% 1 2 3 4 5 Portfolio Credit Overview 6 CECL RESERVE BY QUARTER* GENERAL AND SPECIFIC CECL RESERVE* STABILIZED LTV** RISK RATINGS *$ in millions. **See definition in the appendix. 28.4% 30.6% 20.0% 18.9% 2.1% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% • Weighted average portfolio risk rating of 2.6 as of March 31, 2023. $47.3 $65.5 $39.3 $67.5 12/31/2022 3/31/2023 General Specific $86.6 $133.0 $50.1 $85.6 $86.6 $133.0 6/30/2022 9/30/2022 12/31/2022 3/31/2023

Office, 40.6% Multifamily, 31.7% Hotel, 9.7% Retail, 9.5% Industrial, 5.8% Other, 2.7% Investment Portfolio as of March 31, 2023 7 PROPERTY TYPE(1) REGION *See definition in the appendix. **See definition in the appendix. Includes nonaccrual loans. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.3 billion Total Loan Commitments $3.5 billion Number of Investments 88 Average UPB ~$37.7 mil Portfolio Yield** 8.0% Weighted Average Stabilized LTV* 62.9% Weighted Average Fully- Extended Remaining Term(2) 2.1 years High-quality, well-diversified portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 62.9%*. Northeast, 25.4% Southeast, 21.7% Southwest, 21.1% Midwest, 16.6% West, 15.2%

13.6% 15.1% 34.0% 4.9% 19.2% 13.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Pre-2018 2018 2019 2020 2021 2022 % o f P o rt fo li o 1 -M o n th U .S . L IB O R / S O F R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR/SOFR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR/SOFR Floor 8 Sensitivity to Short-term Interest Rates QTR. NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MO. U.S. LIBOR/SOFR AS OF MARCH 31, 2023(4) • Portfolio is over 98% floating rate. • Well positioned for further increases in short-term benchmark interest rates. WEIGHTED AVERAGE LIBOR/SOFR FLOOR BY LOAN VINTAGE (3) $(0.03) $(0.02) $(0.02) $(0.01) $0.01 $0.02 $0.02 $0.03 -1.00% -0.75% -0.50% -0.25% 0.25% 0.50% 0.75% 1.00% Change in 1-Month U.S. LIBOR/SOFR (%)

Overview of Risk-Rated “5” Loans 9 San Diego, CA Office(5) Minneapolis, MN Office(6) Dallas, TX Office(7) Phoenix, AZ Office(6) Minneapolis, MN Hotel(8) Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Senior floating-rate Origination Date October 2019 August 2019 May 2017 May 2017 December 2018 Collateral Property 340k square foot office building 409K square foot office building 378k square foot office building 255K square foot office building 154 key full-service hotel Total Commitment $93 million $93 million $32 million $30 million $28 million Current UPB $93 million $93 million $32 million $30 million $28 million Cash Coupon* L +3.2% L + 2.8% L + 5.4% S + 4.5% S + 3.9% Risk Rating 5 5 5 5 5 * See definition in the appendix. • As of March 31, 2023, the Company had five collateral-dependent loans that were risk-rated “5” with an aggregate principal balance of $274.8 million, for which the Company recorded an allowance for credit losses of $67.5 million. • Actively pursuing resolution options with respect to these loans, which may include a foreclosure, deed-in-lieu, restructuring, a sale of the loan, or a sale of the collateral property.

CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific Diversified Capital Sources 10* See definition in the appendix. FINANCING SUMMARY AS OF MARCH 31, 2023 ($ IN MILLIONS) Total Capacity Outstanding Balance(9) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(10) $1,875 $1,184 S + 2.57% 69.0% Non–MTM* Repurchase Facility(11) $200 $7 S + 5.00% 22.7% Secured Credit Facility $100 $100 S + 6.50% 53.5% CLO-3 (GPMT 2021-FL3) (12) $540 L + 1.73% 79.7% CLO-4 (GPMT 2021-FL4) $503 L + 1.68% 80.9% Asset-Specific Financing $150 $46 S + 1.80% 77.5% Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $2,512 Stockholders’ Equity $931 FUNDING MIX(13) WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE LEVERAGE* 1.3x 2.5x 0.0x 1.0x 2.0x 3.0x 3/31/2023 Recourse Leverage Total Leverage ~53% Non–MTM*

Endnotes

Endnotes 12 1) Mixed-use properties represented based on allocated loan amounts. 2) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable. 3) Reflects changes to LIBOR/SOFR floors arising from loan modifications in prior period. 4) Represents estimated change in net interest income for theoretical (+)(-) 25 basis points parallel shifts in 1-month U.S. LIBOR/SOFR, as of 3/31/2023, spot LIBOR and SOFR was 4.86% and 4.80%, respectively. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on March 31, 2023. Actual results of changes in annualized net interest income may differ from the information presented in the sensitivity graph due to differences between the dates of actual interest rate resets in our loan investments and our floating rate interest-bearing liabilities, and the dates as of which the analysis was performed. 5) Loan was placed on nonaccrual status as of June 2022. 6) Loan was placed on nonaccrual status as of September 2022. 7) Loan was placed on nonaccrual status as of December 2022. 8) Loan was placed on nonaccrual status as of March 2023. 9) Outstanding principal balance, excludes deferred debt issuance costs. 10) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 11) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Centennial facility from $150 million to $200 million. 12) GPMT 2021-FL3 $2.4 million of restricted cash. 13) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

Summary of Investment Portfolio 14 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $3,511.6 $3,307.1 $3,169.2 L +/S + 3.67% L +/S + 4.04% 3.1 66.5% 63.0% Subordinated Loans $13.7 $13.7 $13.2 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $3,525.3 $3,320.8 $3,182.4 L +/S + 3. 67% L +/S + 4.04% 3.1 66.4% 62.9% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio Detail

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV*	Stabilized LTV*
Asset 1	Senior	12/19	$111.1	$109.2	$109.0	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 2	Senior	12/18	96.4	88.7	88.4	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 3	Senior	08/19	93.1	93.1	93.2	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 4	Senior	10/19	92.6	92.6	92.6	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 5	Senior	07/19	89.8	79.8	79.7	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 6	Senior	10/19	87.8	86.6	86.4	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 7	Senior	12/15	82.0	82.0	82.0	L + 4.15%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 8	Senior	01/20	81.9	72.7	72.6	L + 4.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 9	Senior	06/19	81.7	81.4	81.4	S + 2.69%	S + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 10	Senior	10/22	77.3	77.3	77.3	S + 4.50%	S + 4.61%	2.0	CA	Retail	47.7%	36.6%
Asset 11	Senior	10/19	76.8	76.8	76.7	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 12	Senior	12/16	67.8	66.0	66.0	S + 5.15%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 13	Senior	12/19	63.7	60.5	60.3	S + 3.50%	S + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 14	Senior	07/21	63.3	63.1	62.8	L + 3.00%	L + 3.39%	3.0	LA	Multifamily	68.8%	68.6%
Asset 15	Senior	12/18	60.1	59.1	59.0	S + 2.90%	S + 3.44%	3.0	TX	Office	68.5%	66.7%
Assets 16-88	Various	Various	$2,299.9	$2,131.9	$2,123.5	L +/S + 3.80%	L +/S + 4.16%	3.2	Various	Various	67.8%	63.3%
Allowance for Credit Losses					$(128.5)							
Total/Weighted Average**			**$3,525.3**	**$3,320.8**	**$3,182.4**	**L +/S + 3.67%**	**L +/S + 4.04%**	**3.1**			**66.4%**	**62.9%**

* See definition in this appendix.
** Due to rounding figures may not result in the totals presented.

15

Average Balances and Yields/Cost of Funds 16 Quarter Ended March 31, 2023 ($ IN THOUSANDS) Average Balance** Interest Income/Expense† Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans* $3,339,047 $65,017 7.8% Subordinated loans 13,722 274 8.0% Other — 1,428 —% Total interest income/net asset yield $3,352,769 $66,719 8.0% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans* $2,291,233 $41,337 7.2% Subordinated loans 8,241 158 7.7% Other: Convertible senior notes 131,060 2,311 7.1% Total interest expense/cost of funds $2,430,534 $43,806 7.2% Net interest income/spread $22,913 0.8% * See definition in this appendix. ** Average balance represents average amortized cost on loans held-for-investment. † Includes amortization of deferred debt issuance costs.

Condensed Consolidated Balance Sheets 17 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) March 31, 2023 December 31, 2022 ASSETS (unaudited) Loans held-for-investment $ 3,310,830 $ 3,350,150 Allowance for credit losses (128,451) (82,335) Loans held-for-investment, net 3,182,379 3,267,815 Cash and cash equivalents 223,432 133,132 Restricted cash 3,344 7,033 Accrued interest receivable 13,869 13,413 Other assets 52,317 32,708 Total Assets $ 3,475,341 $ 3,454,101 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,191,571 $ 1,015,566 Securitized debt obligations 1,039,407 1,138,749 Asset-specific financings 45,823 44,913 Secured credit facility 100,000 100,000 Convertible senior notes 131,131 130,918 Dividends payable 14,307 14,318 Other liabilities 20,644 24,967 Total Liabilities 2,542,883 2,469,431 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 8,280,000 shares authorized and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 51,526,039 and 52,350,989 shares issued and outstanding, respectively 515 524 Additional paid-in capital 1,198,272 1,202,315 Cumulative earnings 96,864 130,693 Cumulative distributions to stockholders (364,400) (350,069) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 931,333 983,545 Non-controlling interests 125 125 Total Equity $ 931,458 $ 983,670 Total Liabilities and Stockholders’ Equity $ 3,475,341 $ 3,454,101

Condensed Consolidated Statements of Comprehensive Income (Loss) 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (in thousands, except share data) Three Months Ended March 31, 2023 2022 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 65,291 $ 47,298 Cash and cash equivalents 1,428 23 Total interest income 66,719 47,321 Interest expense: Repurchase facilities 19,772 5,008 Secured credit facility 2,929 — Securitized debt obligations 18,051 9,732 Convertible senior notes 2,311 4,546 Term financing facility — 1,373 Asset-specific financings 743 282 Senior secured term loan facilities — 2,868 Total Interest Expense 43,806 23,809 Net interest income 22,913 23,512 Other (loss) income: (Provision for) Benefit from credit losses (46,410) (3,688) Gain (loss) on extinguishment of debt 238 (5,791) Fee income — 493 Total other (loss) income (46,172) (8,986) Expenses: Compensation and benefits 5,912 5,816 Servicing expenses 1,378 1.461 Other operating expenses 3,271 2,614 Total expenses 10,561 9,891 (Loss) income before income taxes (33,820) 4,635 Provision for (benefit from) income taxes 9 (1) Net (loss) income (33,829) 4,636 Dividends on preferred stock 3,625 3,625 Net (loss) income attributable to common stockholders $ (37,454) $ 1,011 Basic (loss) earnings per weighted average common share $ (0.72) $ 0.02 Diluted (loss) earnings per weighted average common share $ (0.72) $ 0.02 Dividends declared per common share $ 0.20 $ 0.25 Weighted average number of shares of common stock outstanding: Basic 52,308,380 53,857,051 Diluted 52,308,380 53,961,497 Net (loss) income attributable to common stockholders $ (37,454) $ 1,011 Comprehensive (loss) income $ (37,454) $ 1,011

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings* 19 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q2 2022 Q3 2022 Q4 2022 Q1 2023 GAAP Net (loss) Income* $(17.4) $(29.1) $(9.9) $(37.5) Adjustments: Provision (Benefit from) for Credit Losses $13.6 $35.4 $16.5 $46.4 Loss (Gain) on Extinguishment of Debt $13.0 $- $- $(0.2) Loss on Loan Sale $- $- $1.7 $- Non-Cash Equity Compensation $1.9 $2.4 $0.6 $2.0 Recovery of Amounts Previously Written off $0.5 $- $- $- Distributable Earnings* Pre-loss and Write-off $11.7 $8.7 $9.0 $10.7 Loan Write-off $- $- $(15.5) $- Loss on Loan Sale $- $- $(1.7) $- Distributable Earnings (loss)* $11.7 $8.7 $(8.2) $10.7 Basic Wtd. Avg. Common Shares 53,512,005 52,350,989 52,350,989 52,308,380 Diluted Wtd. Avg. Common Shares 53,512,005 52,350,989 52,350,989 52,308,380 Distributable Earnings* Per Basic Share Pre- loss and Loan Write-off $0.22 $0.17 $0.17 $0.20 Distributable Earnings* Per Basic Share $0.22 $0.17 $(0.16) $0.20 * See definition in this appendix.

($ in thousands) At 6/30/22 At 9/30/22 At 12/31/22 At 3/31/23 ASSETS Loans and securities $3,877,294 $3,603,016 $3,350,150 $3,310,830 Allowance for credit losses $(47,280) $(82,611) $(82,335) $(128,451) Carrying Value $3,830,014 $3,520,405 $3,267,815 $3,182,379 LIABILITIES Other liabilities impact* $2,854 $2,964 $4,249 $4,543 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(50,134) $(85,576) $(86,584) $(132,994) Financial Statements Impact of CECL Reserves 20 • Total allowance for credit losses of $133.0 million, of which $4.5 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q1 2023 Change in provision for credit losses: Loans held-for-investments $(46,116) Other liabilities* $(294) Total provision for credit losses $(46,410) * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2022, and for all subsequent reporting periods ending on or after December 31, 2022, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 21

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended March 31, 2023, we recorded provision for credit losses of $(46.4) million, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above. During the three months ended March 31, 2023, we recorded a $0.2 million gain on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time events pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 22

Other Definitions 23 Weighted Average Yield / Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net (loss) income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans.

Other Definitions (cont’d) 24 Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, CLO’s, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 25 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.